UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2014

MeetMe, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-33105	86-0879433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive, New Hope, Pennsylvania	18938
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2014, MeetMe Inc. (the “Company”) notified the NYSE MKT of its intention to delist its common stock from the NYSE MKT and to list on The NASDAQ Capital Market of the NASDAQ Stock Market LLC (“NASDAQ”). The Company expects its securities to cease trading on the NYSE MKT effective at the close of business on April 14, 2014 and to commence trading on NASDAQ on April 15, 2014 when the market opens. The common stock will trade under the current trading symbol “MEET”.

Forward-Looking Statements.

Certain statements in this document may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995, such as statements that include the words “expect,” “intend,” and similar expressions or variations on such expressions. In particular, this document includes forward-looking statements relating, but not limited to, expectations regarding the timing of proposed delisting from the NYSE MKT and listing on NASDAQ. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) relevant regulatory approvals and processing, (2) our success in managing the risks involved in the foregoing; and (3) other factors described in the Company’s filings with the Securities and Exchange Commission. We encourage readers of this report to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Forward-looking statements speak only as of the date they are made. We do not intend to update publicly any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events except as required by law.

Item 7.01. Regulation FD Disclosure.

On April 3, 2014, the Company issued a press release announcing the intended voluntary withdrawal from the NYSE MKT and application for listing on NASDAQ, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report shall not be considered “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit
99.1	MeetMe, Inc. press release, dated April 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

By:	/s/ David Clark
David Clark
Chief Financial Officer

Dated: April 3, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	MeetMe, Inc. press release, dated April 3, 2014.